NOTE PURCHASE AGREEMENT

AGREEMENT (this “Agreement”), dated as of October 15, 2008, by and among DigitalFX International, Inc., a Florida corporation, with headquarters located at 3035 East Patrick Lane, Suite 9, Las Vegas, NV 89120 (the “Company”), Richard H. Kall (the “ New Investor”) and __________________________________________ (the “Selling Investor”).

WHEREAS:

A. The Company the Selling Investor and certain other investors (the “Other Investors” and collectively with the New Investor and the Selling Investor, the “Investors”) are parties to that certain Securities Purchase Agreement, dated as of November 29, 2007 (the “Original Securities Purchase Agreement”) and that certain Amendment and Exchange Agreement dated as of March 24, 2008 (the “Amendment and Exchange Agreement”).

B. The Company, the New Investor and the Selling Investor desire to enter into this Agreement, pursuant to which, among other things, (i) the New Investor will purchase from the Selling Investor, and the Selling Investor will sell, assign and transfer to the New Investor, (A) $_____________ of the aggregate unpaid principal amount of the Note held by the Selling Investor (the “Purchased Principal Amount”) and (B) such number of Warrants and Common Shares heretofore issued by the Company to the Selling Investor set forth opposite the Selling Investor’s name in columns 4 and 6 on the Securities Schedule attached hereto (collectively, the “Purchased Warrants and Shares”); and (ii) the Selling Investor and the New Investor shall forbear, for a period of 30 days from the Closing Date, from seeking to enforce any rights that each may have as a result of the Event of Default that occurred with respect to Company’s failure to satisfy one or more Financial Covenants for the Fiscal Quarter ended June 30, 2008.

C. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Securities Purchase Agreement, the Amendment and Exchange Agreement or any other Transaction Document, as applicable.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company, the New Investor and the Other Investors hereby agree as follows:

1.	SALE AND TRANSFER OF THE PURCHASED PRINCIPAL AMOUNT AND THE PURCHASED WARRANTS AND SHARES.

(a)	At the Closing:

(i) the Selling Investor shall sell, assign and transfer to the New Investor, and the New Investor shall purchase from the Selling Investor the Purchased Principal Amount and the Purchased Warrants and Shares (the “Sale”). The Sale shall be consummated, as follows:

(1) The New Investor shall pay $___________ (the “Purchase Price”) to the Selling Investor by payment of such amount by wire transfer of immediately available funds to an account maintained by the Selling Investor, such account to be designated by the Selling Investor by written notice to the New Investor not later than two business days prior to the Closing Date

(2) the Selling Investor shall deliver its Note to the Company for cancellation, and the Company, pursuant to Section 18(a) of such Note, shall issue and deliver to the Selling Investor and the New Investor Notes which shall be in the principal amount set forth opposite their names in columns (1) and (2) on the Securities Schedule attached hereto;

(3) the Selling Investor shall deliver its Warrant to the Company for cancellation, and the Company, pursuant to section 7(a) of such Warrant, shall issue and deliver to the Selling Investor and the New Investor Warrants which shall be exercisable to acquire that number of Warrant Shares set forth opposite their names in columns (3) and (4) of the Securities Schedule attached hereto; and

(4) the Selling Investor shall deliver or cause to be delivered to the Company for cancellation the Common Shares held by it, and the Company shall issue or cause its transfer agent to issue to the Selling Investor and the New Investor such number of Common Shares as is set forth opposite their names in columns (5) and (6) of the Securities Schedule attached hereto.

(b) Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York Time, on October 15, 2008, or such other time and date as is mutually agreed to by the Company and the Investors.

2.	AGREEMENTS TO FORBEAR

(a) In consideration for the New Investor’s payment of the Purchase Price, and the Selling Investor’s agreement to sell and transfer the above-mentioned portion of its Note, Warrant and Shares to the New Investor, the New Investor and the Selling Investor hereby covenant and agree that, for a period of 30 days from the Closing Date (the “First Forbearance Period”), each of them shall forbear from taking, or causing any other Person to take, any action to enforce any rights that either of them may have, individually or together with the Other Investors, as a result of the Event of Default that occurred with respect to Company’s failure to satisfy one or more Financial Covenants for the Fiscal Quarter ended June 30, 2008.

(b) In the event that, on or before the last day of the First Forbearance Period, the Selling Investor and the Other Investors receive payment in the aggregate amount of $250,000, which such amount shall be applied pro rata in payment of the Company’s obligations under the Notes held by the Selling Investor and the Other Investors, each of the New Investor and the Selling Investor further covenants and agrees that, for a period of 30 days from the end of the First Forbearance Period (the “Second Forbearance Period”), each of them shall forbear from taking, or causing any other Person to take, any action to enforce any rights that either of them may have, individually or together with the Other Investors, as a result of the Event of Default that occurred with respect to Company’s failure to satisfy one or more Financial Covenants for the Fiscal Quarter ended June 30, 2008 or any Event of Default that may occur with respect to the Company’s failure to satisfy one or more Financial Covenants for the Fiscal Quarter ending September 30, 2008.

(c) In the event that, on or before the last day of the Second Forbearance Period, the Selling Investor and the Other Investors receive payment in the aggregate amount of $250,000, which such amount shall be applied pro rata in payment of the Company’s obligations under the Notes held by the Selling Investor and the Other Investors, each of the New Investor and the Selling Investor further covenants and agrees that, for a period of 30 days from the end of the Second Forbearance Period, each of them shall forbear from taking, or causing any other Person to take, any action to enforce any rights that either of them may have, individually or together with the Other Investors, as a result of the Event of Default that occurred with respect to Company’s failure to satisfy one or more Financial Covenants for the Fiscal Quarter ended June 30, 2008 or any Event of Default that may occur with respect to the Company’s failure to satisfy one or more Financial Covenants for the Fiscal Quarter ending September 30, 2008.

(d) For the avoidance of doubt, the Company, the Selling Investor and the New Investor agree that the agreement of the Selling Investor and the New Investor to forbear hereunder shall not toll the application of the default interest rate to which they are entitled under the Notes.

3.	RIGHTS OF THE NEW INVESTOR UNDER THE REGISTRATION RIGHTS AGREEMENT.

(a) The Company hereby agrees to prepare and file a post-effective amendment to the Registration Statement on SEC Form S-3 (Commission File No. 333-150191), or it shall prepare and file a new Registration Statement on an appropriate SEC form, reflecting the changes made, as a result of the transactions contemplated by this Agreement, to the ownership by the New Investor and the Selling Investor of the Common Shares, the Convertible Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants that are currently held by the Selling Investor. All costs associated with the preparation and filing of such post-effective amendment or new registration statement shall be borne by the Company.

4.	AMENDMENTS TO TRANSACTION DOCUMENTS.

(a) Reaffirmation. The Company hereby confirms and agrees that, except as otherwise expressly provided herein:

(i) the Original Securities Purchase Agreement, as amended by the Amendment and Exchange Agreement, and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date (i) all references in the Original Securities Purchase Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Original Securities Purchase Agreement shall mean the Original Securities Purchase Agreement, as amended by the Amendment and Exchange Agreement, after taking into account the transactions contemplated herein and hereby, (ii) all references in the other Transaction Documents to the “Original Securities Purchase Agreement” “thereto,” “thereof,” “thereunder” or words of like import referring to the Original Securities Purchase Agreement, shall mean the Original Securities Purchase Agreement, as amended by the Amendment and Exchange Agreement, after taking into account the transactions contemplated herein and hereby, and (iii) all references in the other Transaction Documents to the “Registration Rights Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Registration Rights Agreement shall mean the Registration Rights Agreement, after taking into account the transactions contemplated herein and hereby. REFERENCES TO NOTES AND WARRANTS IN ALL TRANSACTION DOCUMENTS MEANS NOTES AND WARRANTS AFTER TAKING INTO CONSIDERATION THE TRANSACTIONS CONTEMPLATED HEREIN AND HEREBY;

(ii) to the extent that the Original Securities Purchase Agreement, as amended by the Amendment and Exchange Agreement, after taking into account the transactions contemplated herein and hereby, or any other Transaction Document purports to assign or pledge to the Collateral Agent for the Buyers and the holders of the Securities, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the obligations of the Company from time to time existing in respect of the Notes and any other existing Transaction Document, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, and shall apply with respect to the obligations under the Notes held by all Investors after taking into account the transactions contemplated herein and hereby, and no additional filing is required to be made in order to maintain the perfection of the security interest in, or lien, on such collateral; and

(iii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Collateral Agent or the Investors under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document.

5.	REPRESENTATIONS AND WARRANTIES

(a) Selling Investor’s Bring Down. The Selling Investor hereby represents and warrants to the Company and the New Investor with respect to itself only as set forth in Section 2 of the Original Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby.

(b) No Event of Default. The Company represents and warrants to the Selling Investor and the New Investor that after giving effect to the terms of this Agreement and the Other Agreements, no Event of Default (as defined in the Note) shall have occurred and be continuing as of the date hereof, except for the Event of Default or Events of Default which have occurred or may occur by reason of one or more of Financial Covenant Failures with respect to the Company’s Fiscal Quarter ended June 30, 2008 and the Company’s Fiscal Quarter ending on September 30, 2008, as the case may be.

(c) Investor Status. As of the date hereof and during the preceding three-month period,

(i) the Selling Investor, together with any other Person with whom the Selling Investor must aggregate sales under Rule 144, (A) does not beneficially own, and has not beneficially owned, in excess of 10% of the Common Stock, (B) has not appointed any member to the board of directors of the Company or (C) has not participated in the management or daily operations of the Company; and

(ii) the New Investor, together with any other Person with whom the New Investor must aggregate sales under Rule 144, has beneficially owned in excess of 10% of the Common Stock, but has not (A) appointed any member to the board of directors of the Company or (B) participated in the management or daily operations of the Company.

(d) Shell Company Status. The Company has complied with all of the requirements set forth in Rule 144(i)(2).

(e) New Investor Representations and Warranties. The New Investor represents and warrants to the Selling Investor and to the Company as follows:

(i) Enforceability. This Agreement, when executed and delivered by the New Investor, will constitute a valid and legally binding obligation of the New Investor, enforceable against the New Investor in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(ii) Investment Experience; Access to Information. The New Investor (a) either alone or together with his representatives, but without reliance upon the Selling Investor, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Purchased Principal Amount and the Purchased Warrants and Shares, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Company operates, (d) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as the New Investor has determined to be necessary in connection with the purchase of the Purchased Principal Amount and the Purchased Warrants and Shares, including, without limitation, the Company’s Annual Report on Form 10-K (or substantially equivalent form) for its most recently completed fiscal year, the Company's Quarterly Reports on Form 10-Q (or substantially equivalent form) for the fiscal quarters since the end of such completed fiscal year, and the Company’s Current Reports on Form 8-K (or substantially equivalent form) since the end of such completed fiscal year, each as amended, and (e) has had an opportunity to ask such questions and make such inquiries concerning the Company, its business, its financial condition and its prospects as the New Investor has deemed appropriate in connection with such purchase and to receive satisfactory answers to such questions and inquiries. The New Investor acknowledges that the Selling Investor has not given the New Investor any investment advice, credit information or opinion on whether the purchase of the Notes, Common Shares and Warrants is prudent.

(iii) No Conflicts; Advice. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the New Investor is subject, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the New Investor is a party. The New Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Notes, Common Shares and Warrants.

(iv) No Litigation. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the New Investor, threatened against the New Investor which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

(v) Consents. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by the New Investor of this Agreement and the consummation of the transactions contemplated hereby.

(vi) New Investor Status. At the time the New Investor was offered the Purchased Principal Amount and the Purchased Warrants and Shares, it was, at the date hereof it is, and at the Closing it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The New Investor is not, and is not required to be registered as, a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

(vii) General Solicitation. The New Investor is not purchasing the Purchased Principal Amount and the Purchased Warrants and Shares as a result of any advertisement, article, notice or other communication regarding such securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

6.	CERTAIN COVENANTS AND AGREEMENTS.

(a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 7 and 8 of this Agreement.

(b) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K, which the Collateral Agent shall have approved prior to its release and filing, describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the material Transaction Documents not previously filed (including, without limitation, this Agreement) (including all attachments, the “New Investor 8-K Filing”). Neither the Company, its Subsidiaries nor the Selling Investor or the New Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Selling Investor or the New Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the New Investor 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Selling Investor and the New Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). From and after the filing of the New Investor 8-K Filing with the SEC, the Selling Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the New Investor 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Selling Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the New Investor 8-K Filing with the SEC without the express written consent of the Selling Investor. If the Selling Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Selling Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Selling Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, without the prior written consent of the Selling Investor, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Selling Investor in any filing (other than as is required by applicable law or regulations), announcement, release or otherwise.

(c) The Company acknowledges that, to the extent that any of the shares of Common Stock held by the Selling Investor were not registered for sale or other disposition by the Selling Investor under the above-mentioned registration statement, the Selling Investor has held such shares for a period in excess of six months. Accordingly, the Company covenants and agrees that it shall (i) issue such instructions to its transfer agent as shall be necessary to cause the certificates for the shares of Common Stock to be issued to the Selling Investor and the New Investor, as provided in columns (5) and (6) of the Securities Schedule attached hereto to be issued without any restrictive legend appearing thereon and without any stop transfer notations being placed in the records of the transfer agent with respect thereto; and (ii) deliver or cause to be delivered such opinions of counsel as its transfer agent may require in order to accomplish the foregoing.

7.	CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.

The obligations of the Company to the Selling Investor and the New Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Selling Investor and the New Investor with prior written notice thereof:

(a) The Selling Investor and the New Investor shall have executed this Agreement and delivered the same to the Company.

(b) The Selling Investor shall have delivered to the Company its Note and Warrant for cancellation.

(c) The representations and warranties of the Selling Investor and the New Investor shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Selling Investor and the New Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Selling Investor and the New Investor at or prior to the Closing Date.

8.	CONDITIONS TO THE INVESTORS’ OBLIGATIONS HEREUNDER.

The obligations of the Selling Investor and the New Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Selling Investor’s and the New Investor’s sole benefit and may be waived by the Selling Investor and the New Investor (with respect to their respective obligations only) at any time in their sole discretion by providing the Company with prior written notice thereof:

(a) The Company, the Selling Investor and the New Investor each shall have executed this Agreement and delivered the same to the other parties hereto.

(b) The Company shall have executed and delivered to the Selling Investor and the New Investor the Notes, the Common Shares and the Warrants being issued to the Selling Investor and the New Investor, respectively, at the Closing.

(c) The representations and warranties of the Selling Investor and the New Investor shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Selling Investor and the New Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Selling Investor and the New Investor at or prior to the Closing Date.

(d) The Company, the Selling Investor and the New Investor shall have delivered to the Company’s transfer agent Irrevocable Transfer Agent Instructions in the form of Exhibit A attached hereto.

(e) The Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date and after giving effect to the terms of this Agreement and the Other Agreements, no default or Event of Default shall have occurred and be continuing as of the Closing Date. The Investors shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investors in the form attached hereto as Exhibit B.

(f) Each of the Other Investors shall have (i) executed agreements identical to this Agreement (the “Other Agreements”) (other than proportional changes in the numbers reflecting the different dollar amount of each such Other Investor’s Note, the number of Common Shares being issued to each such Other Investor and the number of Warrant Shares underlying each such Other Investor’s Warrant), (ii) satisfied or waived all conditions to the closings contemplated by such Other Agreements and (iii) surrendered their respective Notes, Common Shares and Warrants for Notes, Common Shares and Warrants provided for by such Other Agreements.

(g) The Company shall have delivered to the New Investor and the Selling Investor such other documents relating to the transactions contemplated by this Agreement as the New Investor, the Selling Investor and their respective counsel may reasonably request.

9.	TERMINATION.

In the event that the Closing does not occur on or before five (5) Business Days from the date hereof, due to the Company’s, the New Investor’s or the Selling Investor’s failure to satisfy the conditions set forth in Sections 7 and 8 hereof (and the nonbreaching party’s failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party. Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction Documents, as in effect prior to the execution of this Agreement.

10.	MISCELLANEOUS.

(a) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(b) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(c) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(d) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(f)  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(h) Entire Agreement; Effect on Prior Agreements; Amendments. Except for the Transaction Documents in effect prior to this Agreement (to the extent any such Transaction Document is not amended by this Agreement), this Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company, the Selling Investor and the New Investor. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any of the Other Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents, including through any agreement that is not identical to this Agreement, except as set forth in the Transaction Documents. In the event that the Company enters into any such agreement with more favorable terms than those set forth in this Agreement and the documents contemplated hereby, the Investor shall be granted the benefit of such more beneficial terms.

(i) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

DigitalFX International, Inc.
3035 East Patrick Lane, Suite 9
Las Vegas, Nevada 89120
Telephone:	(702) 938-9300
Facsimile:	(702) 939-1115
Attention:	Mickey Elfenbein

Copy to:

Stubbs Alderton & Markiles, LLP
15260 Ventura Boulevard
20th Floor
Sherman Oaks, California 91403
Telephone:	(818) 444-4500
Facsimile:	(818) 444-6303
Attention:	Gregory Akselrud

If to any Selling Investor, to its address and facsimile number set forth in the Securities Schedule attached hereto,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer N. Klein, Esq.

If to the New Investor:

Mr. Richard H. Kall
9000 Players Club Drive
Las Vegas, Nevada 89134
Email: riichard@vmdirect.com

with a copy (for informational purposes only) to:

Arent Fox, LLP
1675 Broadway
New York, New York 10019

Telephone:	(212)484-3900
Facsimile:	(212) 484-3990
Attention:	Steven D. Dreyer, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants). Each of the Selling Investor and the New Investor may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights.

(k) Survival. Unless this Agreement is terminated under Section 9, the representations and warranties of the Company and the Investors contained herein and the agreements and covenants set forth herein shall survive the Closing.

(l) Remedies. The Selling Investor, the New Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m) Independent Nature of Investor’s Obligations and Rights. The obligations of the Selling Investor and New Investor under any Transaction Document (including this Agreement) are several and not joint with the obligations of any Other Investor, and the Selling Investor and New Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Selling Investor or the New Investor pursuant hereto, shall be deemed to constitute the Selling Investor, the New Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to the obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges and the Selling Investor and New Investor each confirms that such Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Each such Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

DIGITALFX INTERNATIONAL, INC.

By:
Name: Craig Ellins
Title: Chief Executive Officer

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

SELLING INVESTOR:

[______________________]

By:
Name:
Title:

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

NEW INVESTOR:

Richard H. Kall

[Signature Page to Note Purchase Agreement]

SECURITIES SCHEDULE

Note Purchase Agreement Between

[Selling Investor]

and

Richard H. Kall

Principal Amount of Note to be Issued to		Number of Common Shares Issuable Under Warrants to be Issued to		Common Shares to be Issued to
(1)	(2)	(3)	(4)	(5)	(6)
Selling Investor	New Investor	Selling Investor	New Investor	Selling Investor	New Investor

Selling Investor’s Address and Facsimile Number:

____________________.
____________________.
____________________.
Attn:
Facsimile No.